UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2025

CEVA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 400, Rockville, MD 20850
(Address of Principal Executive Offices, and Zip Code)

(240) 308-8328
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CEVA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 5, 2025, Ceva, Inc. (the “Company”) held a virtual annual meeting of stockholders for 2025, at which the Company’s stockholders approved the following five proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on March 25, 2025, as supplemented by definitive additional materials filed on March 27, 2025.

Proposal 1: Election of Directors

The following directors were elected at the meeting to serve for a one-year term until the 2025 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Vote
Bernadette Andrietti	17,257,553	165,446	1,442,267
Amir Faintuch	17,365,781	57,218	1,442,267
Jaclyn Liu	15,074,562	2,348,437	1,442,267
Maria Marced	17,185,565	237,434	1,442,267
Peter McManamon	16,510,466	912,533	1,442,267
Sven-Christer Nilsson	16,272,127	1,150,872	1,442,267
Amir Panush	17,282,221	140,778	1,442,267
Louis Silver	16,266,884	1,156,115	1,442,267

Proposal 2: Approval of an Amendment and Restatement of the Company’s 2002 Employee Stock Purchase Plan

The approval of an amendment and restatement of the 2002 Employee Stock Purchase Plan (the “Purchase Plan”) was approved as follows:

17,395,371	20,885	6,743	1,442,267
For	Against	Abstained	Broker Non-Vote

Proposal 3: Approval of an Amendment and Restatement of the Company’s 2011 Equity Incentive Plan

The approval of an amendment and restatement of the 2011 Equity Incentive Plan (the “2011 Plan”) was approved as follows:

14,649,644	2,764,294	9,061	1,442,267
For	Against	Abstained	Broker Non-Vote

Proposal 4: Compensation of the Named Executive Officers

The advisory vote to approve the Company’s named executive officer compensation was approved as follows:

14,579,904	2,832,030	11,065	1,442,267
For	Against	Abstained	Broker Non-Vote

Proposal 5: Ratification of Appointment of Independent Auditors

The selection of Kost Forer Gabby & Kasierer, a member of Ernst & Young Global, as independent auditors of the Company for the fiscal year ending December 31, 2025, was ratified as follows:

18,426,205	436,500	2,561	-
For	Against	Abstained	Broker Non-Vote

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: May 5, 2025
By:	/s/ Yaniv Arieli
Yaniv Arieli Chief Financial Officer